EQ ADVISORS TRUST

SUPPLEMENT DATED JANUARY 21, 2010 TO THE PROSPECTUS DATED MAY 1, 2009

This Supplement updates the above-referenced Prospectus of the EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a new investment sub-adviser (“Adviser”) and certain investment policy changes for certain of the Trust’s Portfolios.

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New Adviser for the

EQ/Equity Growth PLUS Portfolio

EQ/International Core PLUS Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Mid Cap Value PLUS Portfolio

Effective on or about February 1, 2010, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace SSgA Funds Management, Inc. as the Adviser to the portion of each of the above-referenced Portfolios that seeks to track the performance (before fees and expenses) of a specified reference index (“Index Allocated Portion”) with BlackRock Investment Management, LLC (“BlackRock”).

BlackRock Investment Management LLC, is located at P.O. Box 9011, Princeton, New Jersey 08543-9011. BlackRock Investment Management, LLC is a wholly-owned subsidiary of BlackRock, Inc., 40 East 52nd Street, New York, New York 10022, which is, as of the date hereof, a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc., 600 Grant Street, Pittsburgh PA 15219. As of September 30, 2009, BlackRock had approximately $1.45 trillion in assets under management. All information regarding SSgA Funds Management, Inc. as an adviser to the Portfolios is hereby deleted from the Prospectus.

Portfolio managers Philip Green, Debra L. Jelilian, and Jeffrey L. Russo, will have joint primary responsibility for the day-to-day management of the Index Allocated Portions of the Portfolios. Mr. Green is a Managing Director of BlackRock, Inc. since 2006. From 1999 to 2006, Mr. Green was a portfolio manager and Vice President of Merrill Lynch Investment Managers, L.P. Ms. Jelilian is a Managing Director of BlackRock and has held this position since 2009. Ms. Jelilian was a portfolio manager and Manager of BlackRock Inc. from 2006 to 2009 and portfolio manager and Vice President of Merrill Lynch Investment Managers, L.P. from 1999 to 2006. Mr. Russo is a Director of BlackRock, Inc. and has held this position since 2006. From 1999 to 2006, Mr. Russo was a portfolio manager, Director (2004-2006) and Vice President (1999-2004) of Merrill Lynch Investment Managers, L.P.

The Statement of Additional Information provides additional information about a Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and a Portfolio Managers’ ownership of shares of a portfolio to the extent applicable.

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Changes Affecting the

EQ/Equity Growth PLUS Portfolio

EQ/International Core PLUS Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/Franklin Core Balanced Portfolio

EQ/AXA Franklin Small Cap Value Core Portfolio

EQ/Mutual Large Cap Equity Portfolio

EQ/Templeton Global Equity Portfolio

EQ/Global Multi-Sector Equity Portfolio

Effective February 1, 2010, the following paragraph is added as the final paragraph to each of the Portfolios referenced above under the heading “The Investment Strategy”:

Additionally, the Manager also may utilize futures and options to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance.

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